 Filed Pursuant to Rule 433
Registration Statement Nos. 333-202913 and 333-180300-03
February 1, 2016

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Welcome to Credit Suisse
Structured Notes

# Structured Notes

Credit Suisse offers structured notes across a wide range of asset classes. Our offerings include debt securities linked to equities, fixed income, currencies, commodities, exchange traded funds and other underlying financial assets. Structured notes provide an alternative to traditional investments, are customizable and may offer unique risk-return profiles to address investment objectives. Each structured note involves varying degrees of risks and suitability issues, please consider them when investing. The securities described on this website are not appropriate for all investors, and involve important legal and tax consequences and investment risks, which you should discuss with your professional advisors.

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## Current and Historical Offerings

Please select what note type you would like to view. Whether the note is currently being offered or has been issued, you will be able to find current information relating to the notes you hold or have held in this section of our website. Additionally, you will be able to filter the notes by Asset Class and/or search by your CUSIP code.

- Current Offerings
- Issued and Outstanding

Credit Suisse has filed a registration statement (including a prospectus supplement and prospectus) with the Securities and Exchange Commission, or SEC, for the offerings of the securities to which this website relates. Before you invest, you should read the applicable pricing supplement, the applicable product supplement, the applicable underlying supplement, the prospectus supplement dated May 4, 2015 and the prospectus dated May 4, 2015, to understand fully the terms of the securities and other considerations that are important in making a decision about investing in the securities. You may get these documents without cost by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Credit Suisse, any agent or any dealer participating in this offering will arrange to send you the applicable pricing supplement, the applicable underlying supplement, the applicable product supplement, the prospectus supplement and the prospectus if you so request by calling toll-free 1-(800)-221-1037.


Offerings

# Current Offerings

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| CUSIP | Product | Underlying | Trade Date | Settlement Date | Final Val. Date | Maturity Date | Offering Type | Prelim Pricing Supplement |
|---|---|---|---|---|---|---|---|---|
| 22546VRX6 | Absolute Return Barrier Securities | SPX,RTY | 29 Jan 2016 | 05 Feb 2016 | 29 Jan 2020 | 03 Feb 2020 | Advisory | Prelim Pricing Supplement |
| 22546VRY4 | Callable Yield Notes (CYNs) | RTY,SPX | 29 Jan 2016 | 05 Feb 2016 | 31 Jul 2017 | 03 Aug 2017 | Advisory | Prelim Pricing Supplement |
| 22546VS23 | Auto Callable Notes | RTY,SPX | 29 Jan 2016 | 05 Feb 2016 | 31 Jan 2017 | 03 Feb 2017 | Advisory | Prelim Pricing Supplement |
| 22546VSV9 | Accelerated Barrier Notes | SPX,RTY | 29 Jan 2016 | 05 Feb 2016 | 29 Jan 2021 | 03 Feb 2021 | Advisory | Prelim Pricing Supplement |
| 22546VSW7 | Digital Plus Barrier Notes | SPX | 29 Jan 2016 | 05 Feb 2016 | 29 Jan 2020 | 03 Feb 2020 | Advisory | Prelim Pricing Supplement |
| 22546VSX5 | Buffered Accelerated Return Equity Securities (BARES) | SPX | 29 Jan 2016 | 05 Feb 2016 | 30 Jul 2018 | 02 Aug 2018 | Advisory | Prelim Pricing Supplement |
| 22546VTU0 | CS Notes | CSEARC5E | 29 Jan 2016 | 05 Feb 2016 | 29 Oct 2019 | 01 Nov 2019 | Advisory | Prelim Pricing Supplement |


Notes

# Notes - Issued and Outstanding(General)

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| CUSIP | Product | Underlying | Trade Date | Settlement Date | Final Val. Date | Maturity Date | Bid | Final Pricing Supplement |
|---|---|---|---|---|---|---|---|---|
| 22546VUZ7 | Callable Yield Notes (CYNs) | RTY, SPX, SX5E | 25 Jan 2016 | 28 Jan 2016 | 23 Jan 2019 | 28 Jan 2019 | 98.50% | Final Pricing Supplement |
| 22546VV45 | Absolute Return Barrier Securities | SPX | 21 Jan 2016 | 26 Jan 2016 | 22 Jan 2018 | 25 Jan 2018 | 100.91% | Final Pricing Supplement |
| 22548J457 | Callable Yield Notes (CYNs) | SPX, RTY, SX5E | 21 Jan 2016 | 26 Jan 2016 | 23 Jul 2018 | 27 Jul 2018 | $10.00 | Final Pricing Supplement |
| 22546VUR5 | Auto Callable Notes | IWM UP, SPY UP | 20 Jan 2016 | 25 Jan 2016 | 20 Jan 2017 | 25 Jan 2017 | 100.08% | Final Pricing Supplement |
| 22546VSG2 | Auto Callable Reverse Convertible Notes | AAPL | 19 Jan 2016 | 22 Jan 2016 | 18 Jan 2017 | 23 Jan 2017 | 99.48% | Final Pricing Supplement |
| 22546VTW6 | Auto Callable Reverse Convertible Notes | VRTX | 19 Jan 2016 | 22 Jan 2016 | 18 Jan 2017 | 23 Jan 2017 | 96.86% | Final Pricing Supplement |
| 22546VU38 | Buffered Accelerated Return Equity Securities (BARES) | SPX | 19 Jan 2016 | 26 Jan 2016 | 10 Jan 2018 | 16 Jan 2018 | 99.67% | Final Pricing Supplement |
| 22546VUB0 | Auto Callable Notes | NFLX | 15 Jan 2016 | 21 Jan 2016 | 16 Jan 2019 | 22 Jan 2019 | 94.84% | Final Pricing Supplement |
| 22546VUM6 | Callable Yield Notes (CYNs) | SPX, SX5E | 15 Jan 2016 | 21 Jan 2016 | 17 Jan 2018 | 22 Jan 2018 | 99.35% | Final Pricing Supplement |
| 22548J416 | Auto Callable Notes | RTY, SX5E | 15 Jan 2016 | 21 Jan 2016 | 15 Jan 2019 | 22 Jan 2019 | $9.85 | Final Pricing Supplement |
| 22548J424 | Auto Callable Notes | SPY UP | 15 Jan 2016 | 21 Jan 2016 | 16 Jan 2018 | 22 Jan 2018 | $9.96 | Final Pricing Supplement |
| 22548J432 | Auto Callable Notes | XLF.P | 15 Jan 2016 | 21 Jan 2016 | 16 Jan 2018 | 22 Jan 2018 | $9.91 | Final Pricing Supplement |

| | | | | | | | | |
|---|---|---|---|---|---|---|---|---|
| 22547T217 | Certificate PLUS Securities (CertPLUS) | SPX | 28 Oct 2014 | 31 Oct 2014 | 25 Oct 2024 | 31 Oct 2024 | $8.38 | Final Pricing Supplement |
| 22547T274 | Certificate PLUS Securities (CertPLUS) | RTY | 28 Oct 2014 | 31 Oct 2014 | 25 Oct 2024 | 31 Oct 2024 | $8.10 | Final Pricing Supplement |
| 22547QUF1 | Range Accrual Notes | SPX | 27 Oct 2014 | 30 Oct 2014 | 26 Apr 2022 | 29 Apr 2022 | 91.76% | Final Pricing Supplement |
| 22547QUN4 | Accelerated Return Equity Securities (ARES®) | SX5E | 27 Oct 2014 | 30 Oct 2014 | 27 Oct 2017 | 01 Nov 2017 | 104.08% | Final Pricing Supplement |
| 22547QV60 | Interest Rate Linked Notes | Fixed Rate Note | 27 Oct 2014 | 30 Oct 2014 | 30 Oct 2024 | 30 Oct 2024 | 98.12% | Final Pricing Supplement |
| 22547QVT0 | Accelerated Return Equity Securities (ARES®) | SX5E, ASX, TPX, SMI, UKX | 27 Oct 2014 | 03 Nov 2014 | 27 May 2016 | 02 Jun 2016 | 101.60% | Final Pricing Supplement |
| 22547QTX4 | Callable Yield Notes (CYNs) | SPX, RTY | 24 Oct 2014 | 31 Oct 2014 | 24 Oct 2017 | 31 Oct 2017 | 94.08% | Final Pricing Supplement |
| 22547QTZ9 | Callable Yield Notes (CYNs) | RTY, SX5E | 24 Oct 2014 | 31 Oct 2014 | 24 Oct 2017 | 31 Oct 2017 | 93.69% | Final Pricing Supplement |
| 22547QU38 | Absolute Return Barrier Securities | DJI | 24 Oct 2014 | 31 Oct 2014 | 26 Oct 2020 | 02 Nov 2020 | 89.76% | Final Pricing Supplement |
| 22547QU46 | Digital Plus Barrier Notes | SPX | 24 Oct 2014 | 31 Oct 2014 | 26 Oct 2020 | 02 Nov 2020 | 92.36% | Final Pricing Supplement |
| 22547QUD6 | Callable Yield Notes (CYNs) | RTY, SX5E | 24 Oct 2014 | 31 Oct 2014 | 24 Oct 2018 | 31 Oct 2018 | 91.88% | Final Pricing Supplement |
| 22547QVA1 | Auto Callable Notes | SPX, RTY, SX5E | 24 Oct 2014 | 29 Oct 2014 | 24 Oct 2024 | 29 Oct 2024 | 82.16% | Final Pricing Supplement |
| 22547QVD5 | Certificate PLUS Securities (CertPLUS) | SPX | 24 Oct 2014 | 29 Oct 2014 | 22 Apr 2016 | 27 Apr 2016 | 98.99% | Final Pricing Supplement |
| 22547QVE3 | Certificate PLUS Securities (CertPLUS) | SPX | 24 Oct 2014 | 29 Oct 2014 | 28 Oct 2016 | 02 Nov 2016 | 97.45% | Final Pricing Supplement |
| 22547QVU7 | Range Accrual Notes | SPX | 23 Oct 2014 | 28 Oct 2014 | 24 Oct 2029 | 29 Oct 2029 | 90.65% | Final Pricing Supplement |
| 22547QV52 | Absolute Return Barrier Securities | SPX, RTY | 21 Oct 2014 | 24 Oct 2014 | 23 Jul 2018 | 26 Jul 2018 | 96.49% | Final Pricing Supplement |
| 22547QV37 | Buffered Accelerated Return Equity Securities (BARES) | EEM | 17 Oct 2014 | 24 Oct 2014 | 07 Jul 2016 | 12 Jul 2016 | 83.61% | Final Pricing Supplement |
| 22547QUG9 | Digital Barrier Notes | BAC.N | 03 Oct 2014 | 08 Oct 2014 | 04 Apr 2016 | 07 Apr 2016 | 85.46% | Final Pricing Supplement |
| 22547QUH7 | Certificate PLUS Securities (CertPLUS) | SPX, RTY | 03 Oct 2014 | 10 Oct 2014 | 03 Oct 2019 | 10 Oct 2019 | 96.65% | Final Pricing Supplement |
| 22547QUC8 | Auto Callable Notes | RTY, SX5E | 01 Oct 2014 | 06 Oct 2014 | 03 Oct 2022 | 06 Oct 2022 | 87.94% | Final Pricing Supplement |
| 22547QSQ0 | Absolute Return Barrier Securities | SPX, RTY | 30 Sep 2014 | 03 Oct 2014 | 30 Sep 2019 | 03 Oct 2019 | 93.70% | Final Pricing Supplement |
| 22547QSR8 | Certificate PLUS Securities (CertPLUS) | SPX, RTY | 30 Sep 2014 | 03 Oct 2014 | 28 Sep 2018 | 03 Oct 2018 | 90.05% | Final Pricing Supplement |

Credit Suisse has filed a registration statement (including a prospectus supplement and prospectus) with the Securities and Exchange Commission, or SEC, for the offerings of the securities to which this website relates. Before you invest, you should read the applicable pricing supplement, the applicable product supplement, the applicable underlying supplement, the prospectus supplement dated May 4, 2015 and the prospectus dated May 4, 2015, to understand fully the terms of the securities and other considerations that are important in making a decision about investing in the securities. You may get these documents without cost by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Credit Suisse, any agent or any dealer participating in this offering will arrange to send you the applicable pricing supplement, the applicable underlying supplement, the applicable product supplement, the prospectus supplement and the prospectus if you so request by calling toll-free 1-(800)-221-1037.

CREDIT SUISSE Structured Notes

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Structured Notes Home | Current Offerings | Issued and Outstanding | My View


Notes

Structured Notes Home > Notes - Issued and Outstanding(CS Proprietary indices)

# Notes - Issued and Outstanding(CS Proprietary indices)

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| CUSIP | Product | Underlying | Trade Date | Settlement Date | Final Val. Date | Maturity Date | Bid | Final Pricing Supplement | Underlying Index Historical Levels |
|---|---|---|---|---|---|---|---|---|---|
| 22546VU79 | CS Notes | CSEARC5E | 19 Jan 2016 | 22 Jan 2016 | 19 Apr 2021 | 22 Apr 2021 | 99.10% | Final Pricing Supplement | |
| 22546VR73 | CS Notes | CSEARC5E | 28 Dec 2015 | 31 Dec 2015 | 29 Jun 2020 | 02 Jul 2020 | 97.84% | Final Pricing Supplement | |
| 22546VRM0 | CS Notes | CSEARC5E | 18 Dec 2015 | 28 Dec 2015 | 19 Dec 2022 | 27 Dec 2022 | 95.86% | Final Pricing Supplement | |
| 22546VPQ3 | CS Notes | CSEARC5E | 24 Nov 2015 | 30 Nov 2015 | 21 Nov 2025 | 28 Nov 2025 | 98.61% | Final Pricing Supplement | |
| 22546VPR1 | CS Notes | CSEARC5E | 20 Nov 2015 | 30 Nov 2015 | 20 Nov 2023 | 28 Nov 2023 | 92.97% | Final Pricing Supplement | |
| 22546VMW3 | CS Notes | CSEARC5E | 27 Oct 2015 | 30 Oct 2015 | 27 Oct 2025 | 31 Oct 2025 | 90.33% | Final Pricing Supplement | |

CREDIT SUISSE Structured Notes

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Notes

Structured Notes Home > Notes - Issued and Outstanding (My Notes)

# Notes - Issued and Outstanding (My Notes)

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| CUSIP | Product | Underlying | Trade Date | Settlement Date | Final Val. Date | Maturity Date | Bid | Final Pricing Supplement |
|---|---|---|---|---|---|---|---|---|
| 22546VQW9 | Buffered Accelerated Return Equity Securities (BARES) | RTY | 01 Dec 2015 | 04 Dec 2015 | 01 Mar 2017 | 06 Mar 2017 | 86.31% | Final Pricing Supplement |
| 22546VPH3 | Digital Plus Barrier Notes | SPX | 30 Nov 2015 | 03 Dec 2015 | 02 Dec 2019 | 05 Dec 2019 | 89.56% | Final Pricing Supplement |
| 22546VPK6 | Callable Yield Notes (CYNs) | RTY, SPX | 30 Nov 2015 | 03 Dec 2015 | 31 May 2017 | 05 Jun 2017 | 91.65% | Final Pricing Supplement |
| 22546VPL4 | Certificate PLUS Securities (CertPLUS) | SPX, RTY | 30 Nov 2015 | 03 Dec 2015 | 30 Nov 2020 | 03 Dec 2020 | 83.60% | Final Pricing Supplement |

Credit Suisse has filed a registration statement (including a prospectus supplement and prospectus) with the Securities and Exchange Commission, or SEC, for the offerings of the securities to which this website relates. Before you invest, you should read the applicable pricing supplement, the applicable product supplement, the applicable underlying supplement, the prospectus supplement dated May 4, 2015 and the prospectus dated May 4, 2015, to understand fully the terms of the securities and other considerations that are important in making a decision about investing in the securities. You may get these documents without cost by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Credit Suisse, any agent or any dealer participating in this offering will arrange to send you the applicable pricing supplement, the applicable underlying supplement, the applicable product supplement, the prospectus supplement and the prospectus if you so request by calling toll-free 1-(800)-221-1037.

CREDIT SUISSE Structured Notes

Contact Us

Structured Notes Home | Current Offerings | Issued and Outstanding | My View


Notes

Structured Notes Home > Notes - Issued and Outstanding (Manage My Notes)

# Notes - Issued and Outstanding (Manage My Notes)

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| CUSIP | Product | Underlying | Trade Date | Settlement Date | Final Val. Date | Maturity Date | Bid | Final Pricing Supplement |
|---|---|---|---|---|---|---|---|---|
| ☐ 22546VTR7 | Digital Buffered Notes | RTY | 27 Jan 2016 | 29 Jan 2016 | 29 Jul 2019 | 31 Jul 2019 | 100.13% | Final Pricing Supplement |
| ☐ 22546VTL0 | Digital Plus Barrier Notes | SPX | 26 Jan 2016 | 29 Jan 2016 | 26 Jan 2021 | 29 Jan 2021 | 100.30% | Final Pricing Supplement |
| ☐ 22546VTM8 | Accelerated Barrier Notes | SPX,RTY | 26 Jan 2016 | 29 Jan 2016 | 26 Jan 2021 | 29 Jan 2021 | 92.13% | Final Pricing Supplement |
| ☐ 22546VTZ9 | Range Accrual Notes | RTY | 26 Jan 2016 | 29 Jan 2016 | 26 Jul 2023 | 31 Jul 2023 | 96.87% | Final Pricing Supplement |
| ☐ 22548J374 | Digital Plus Barrier Notes | SPX | 26 Jan 2016 | 29 Jan 2016 | 27 Jan 2020 | 31 Jan 2020 | $10.07 | Final Pricing Supplement |
| ☐ 22548J382 | Digital Barrier Notes | SPX | 26 Jan 2016 | 29 Jan 2016 | 25 Jan 2021 | 29 Jan 2021 | $10.02 | Final Pricing Supplement |

| | | | | | | | | |
|---|---|---|---|---|---|---|---|---|
| ☐ 22547T274 | Certificate PLUS Securities (CertPLUS) | RTY | 28 Oct 2014 | 31 Oct 2014 | 25 Oct 2024 | 31 Oct 2024 | $8.14 | Final Pricing Supplement |
| ☐ 22547QUF1 | Range Accrual Notes | SPX | 27 Oct 2014 | 30 Oct 2014 | 26 Apr 2022 | 29 Apr 2022 | 92.02% | Final Pricing Supplement |
| ☐ 22547QUN4 | Accelerated Return Equity Securities (ARES ®) | SX5E | 27 Oct 2014 | 30 Oct 2014 | 27 Oct 2017 | 01 Nov 2017 | 104.41% | Final Pricing Supplement |
| ☐ 22547QV60 | Interest Rate Linked Notes | Fixed Rate Note | 27 Oct 2014 | 30 Oct 2014 | 30 Oct 2024 | 30 Oct 2024 | 98.12% | Final Pricing Supplement |
| ☐ 22547QVT0 | Accelerated Return Equity Securities (ARES ®) | SX5E, ASX, TPX, SMI, UKX | 27 Oct 2014 | 03 Nov 2014 | 27 May 2016 | 02 Jun 2016 | 101.94% | Final Pricing Supplement |
| ☐ 22547QTX4 | Callable Yield Notes (CYNs) | SPX, RTY | 24 Oct 2014 | 31 Oct 2014 | 24 Oct 2017 | 31 Oct 2017 | 94.15% | Final Pricing Supplement |
| ☐ 22547QTZ9 | Callable Yield Notes (CYNs) | RTY, SX5E | 24 Oct 2014 | 31 Oct 2014 | 24 Oct 2017 | 31 Oct 2017 | 93.78% | Final Pricing Supplement |
| ☐ 22547QU38 | Absolute Return Barrier Securities | DJI | 24 Oct 2014 | 31 Oct 2014 | 26 Oct 2020 | 02 Nov 2020 | 90.19% | Final Pricing Supplement |
| ☐ 22547QU46 | Digital Plus Barrier Notes | SPX | 24 Oct 2014 | 31 Oct 2014 | 26 Oct 2020 | 02 Nov 2020 | 92.79% | Final Pricing Supplement |
| ☐ 22547QUD6 | Callable Yield Notes (CYNs) | RTY, SX5E | 24 Oct 2014 | 31 Oct 2014 | 24 Oct 2018 | 31 Oct 2018 | 91.91% | Final Pricing Supplement |
| ☐ 22547QVA1 | Auto Callable Notes | SPX, RTY, SX5E | 24 Oct 2014 | 29 Oct 2014 | 24 Oct 2024 | 29 Oct 2024 | 82.20% | Final Pricing Supplement |
| ☐ 22547QVD5 | Certificate PLUS Securities (CertPLUS) | SPX | 24 Oct 2014 | 29 Oct 2014 | 22 Apr 2016 | 27 Apr 2016 | 99.33% | Final Pricing Supplement |
| ☐ 22547QVE3 | Certificate PLUS Securities (CertPLUS) | SPX | 24 Oct 2014 | 29 Oct 2014 | 28 Oct 2016 | 02 Nov 2016 | 97.89% | Final Pricing Supplement |
| ☐ 22547QVU7 | Range Accrual Notes | SPX | 23 Oct 2014 | 28 Oct 2014 | 24 Oct 2029 | 29 Oct 2029 | 90.91% | Final Pricing Supplement |
| ☐ 22547QV52 | Absolute Return Barrier Securities | SPX, RTY | 21 Oct 2014 | 24 Oct 2014 | 23 Jul 2018 | 26 Jul 2018 | 96.47% | Final Pricing Supplement |
| ☐ 22547QV37 | Buffered Accelerated Return Equity Securities (BARES) | EEM | 17 Oct 2014 | 24 Oct 2014 | 07 Jul 2016 | 12 Jul 2016 | 83.84% | Final Pricing Supplement |
| ☐ 22547QUG9 | Digital Barrier Notes | BAC.N | 03 Oct 2014 | 08 Oct 2014 | 04 Apr 2016 | 07 Apr 2016 | 87.37% | Final Pricing Supplement |
| ☐ 22547QUH7 | Certificate PLUS Securities (CertPLUS) | SPX, RTY | 03 Oct 2014 | 10 Oct 2014 | 03 Oct 2019 | 10 Oct 2019 | 96.51% | Final Pricing Supplement |
| ☐ 22547QUC8 | Auto Callable Notes | RTY, SX5E | 01 Oct 2014 | 06 Oct 2014 | 03 Oct 2022 | 06 Oct 2022 | 87.91% | Final Pricing Supplement |
| ☐ 22547QSQ0 | Absolute Return Barrier Securities | SPX, RTY | 30 Sep 2014 | 03 Oct 2014 | 30 Sep 2019 | 03 Oct 2019 | 93.61% | Final Pricing Supplement |
| ☐ 22547QSR8 | Certificate PLUS Securities (CertPLUS) | SPX, RTY | 30 Sep 2014 | 03 Oct 2014 | 28 Sep 2018 | 03 Oct 2018 | 89.97% | Final Pricing Supplement |

Move to My View

Credit Suisse has filed a registration statement (including a prospectus supplement and prospectus) with the Securities and Exchange Commission, or SEC, for the offerings of the securities to which this website relates. Before you invest, you should read the applicable pricing supplement, the applicable product supplement, the applicable underlying supplement, the prospectus supplement dated May 4, 2015 and the prospectus dated May 4, 2015, to understand fully the terms of the securities and other considerations that are important in making a decision about investing in the securities. You may get these documents without cost by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Credit Suisse, any agent or any dealer participating in this offering will arrange to send you the applicable pricing supplement, the applicable underlying supplement, the applicable product supplement, the prospectus supplement and the prospectus if you so request by calling toll-free 1-(800)-221-1037.


Contact Us

# Contact Us

Please e-mail our desk at list.isg-ny@credit-suisse.com for more information.

Toll Free Group Number: 1-877-927-7335

Credit Suisse has filed a registration statement (including a prospectus supplement and prospectus) with the Securities and Exchange Commission, or SEC, for the offerings of the securities to which this website relates. Before you invest, you should read the applicable pricing supplement, the applicable product supplement, the applicable underlying supplement, the prospectus supplement dated May 4, 2015 and the prospectus dated May 4, 2015, to understand fully the terms of the securities and other considerations that are important in making a decision about investing in the securities. You may get these documents without cost by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Credit Suisse, any agent or any dealer participating in this offering will arrange to send you the applicable pricing supplement, the applicable underlying supplement, the applicable product supplement, the prospectus supplement and the prospectus if you so request by calling toll-free 1-(800)-221-1037.

CREDIT SUISSE Structured Notes

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